TAXES ON INCOME (TAX BENEFIT) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net operating loss carry forwards of non-Israeli subsidiaries	$ 7,360	$ 7,606
R&D cost temporary differences	984	14
Other timing differences	1,628	1,180
Deferred liability due to future dividend from 2011 Approved Enterprise	(735)	0
Deferred tax assets before valuation allowance	9,237	8,800
Valuation allowance	(7,787)	(7,890)
Deferred tax assets, net of allowance	$ 1,450	$ 910